UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01530

Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021—October 31, 2022

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2022
Vanguard Explorer™ Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	8
Performance Summary	10
Financial Statements	12
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. In this environment, Vanguard Explorer Fund returned –23.09% for Investor Shares and –23.00% for Admiral Shares. The fund outpaced its benchmark, the Russell 2500 Growth Index, which returned –27.38%.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
•	Value stocks outperformed their growth counterparts, while large-capitalization stocks held up slightly better than small- and mid-caps.
•	Seven of the fund’s 11 sectors contributed positively to performance. Health care, industrials, and financials produced the strongest results. Energy and consumer discretionary were the biggest detractors.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%

Advisors’ Report
For the 12 months ended October 31, 2022, Vanguard Explorer Fund returned –23.09% for Investor Shares and –23.00% for Admiral Shares. It outpaced its benchmark, the Russell 2500 Growth Index, which returned –27.38%.
Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on pages 6–7 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 14, 2022.
Wellington Management Company LLP
Portfolio Manager:
Daniel J. Fitzpatrick, CFA, Senior Managing
Director and Equity Portfolio Manager
During the 12 months ended October 31, 2022, small-capitalization stocks posted negative results as measured by the Russell 2000 Index. The rate and pace of future interest rate hikes, rising inflation, and increased concerns related to the probability of a recession and subsequent impacts on consumer confidence led to heightened market volatility. Small-cap stocks underperformed large-caps (as measured by the S&P 500 Index), driven by relative weakness toward the end of 2021.
Our bottom-up stock selection contributed to positive results in 9 out of 11 sectors, most notably in industrials, health care, and financials. Selection in utilities and communication services detracted. Sector allocation resulting from stock selection also boosted results. Underweights to health care and information technology and an overweight to industrials lifted relative returns. An underweight to energy detracted.
Fluor, a multinational engineering and construction firm, was the top relative contributor. Shares rose as Fluor’s new management team transformed the company’s structure by improving revenue quality and reducing volatility by increasing its mix of construction contracts. Fluor also benefited from favorable cyclical and secular end market construction projects as well as energy and infrastructure development spending.
Hannon Armstrong, a capital provider to companies engaged in climate solutions, was the top relative detractor. Shares came under pressure after an activist short seller report criticized the company's accounting practices. While we have confidence the company did follow standard accounting practices, we expect ongoing investor education on this topic.

We continue to own the stock due to their deep moat in climate positive investments, as evidenced in the long-standing relationships with leading industry partners (both public and private) and its large and active investment pipeline.
We remain positive about our portfolio holdings and believe that individual company fundamentals will be the key driver of returns over the long term. The market will ultimately reward those with high-quality management teams, competitive differentiation, and strong balance sheets.
Vanguard Quantitative Equity Group
Portfolio Manager:
Cesar Orosco, CFA,
Head of Alpha Equity Investments
The investing environment for the period was shaped by persistent inflation, rising interest rates, geopolitical concerns, and growing economic pessimism. This macro environment left investors with few safe havens. Equities and bonds both suffered as the Federal Reserve raised rates several times to control inflation. Treasury yields spiked, and fears of a recession increased. In equity markets, value outperformed growth, large-capitalization stocks held up slightly better than small- and mid-caps, and U.S. stocks outpaced their non-U.S. counterparts.
Although it’s important to understand how overall performance is affected by such macroeconomic factors, our approach to investing focuses on several key characteristics, including high quality—healthy balance sheets and steady cash-flow generation; effective management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—ability to grow earnings year after year; strong market sentiment—market confirmation of our view; reasonable valuation—shares that are not overpriced; and defensive characteristics—evaluation of heavily shorted stocks that can signal concerns over future company prospects.
Using these six themes, we generate a daily composite stock ranking. We then monitor our portfolio based on that ranking and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns.
Over the 12 months ended October 31, 2022, the market tended to reward strategies that favored companies with consistent earnings growth at attractive valuations. Our defensive and valuation models contributed the most to our relative outperformance, whereas our momentum and quality models detracted. Our positions in 10 of 11 industry sectors boosted relative performance. The strongest sector results were in information technology, driven in part by strong stock selection in software companies. Selection in health care and industrials was also strong. Our positions in utilities detracted.
At the stock level, top contributors included overweight positions in Extreme

Networks and CommScope in information technology, Boise Cascade in industrials, Steel Dynamics in materials, and Coca-Cola in consumer staples. An underweight position in LPL Financial in financials and overweights to Avantor in health care and Domo, 8X8, and Atlassian in information technology detracted.
ClearBridge Investments, LLC
Portfolio Managers:
Brian Angerame, Managing Director
Aram Green, Managing Director
Jeffrey Russell, CFA, Managing Director
Matthew Lilling, CFA, Director
The Russell 2500 Growth benchmark returned about –27.4% during the year ended October 31, 2022. After peaking in early November, the index subsequently sank to June lows before moving slightly higher over the balance of the period.
The combination of materially higher interest rates to quell inflation, ongoing supply chain disruptions, and the Russian invasion of Ukraine markedly depressed risk assets, most notably growth-oriented equities. Equity multiples compressed in response to higher interest rates, which rose approximately 250 basis points on the 10-year U.S. Treasury (a basis point is one-hundredth of a percentage point). Higher input costs (energy, materials, and labor) pressured corporate margins for the first several quarters, while slowing demand in response to fiscal and monetary policy became a heightened focus as the fiscal year ended.
The portfolio’s information technology and consumer discretionary investments were the major detractors. Leading detractors in information technology included critical messaging software provider Everbridge and customer relationship management platform HubSpot. In the consumer discretionary sector, Etsy’s performance was held back by decelerating demand in 2022 after a surge in the previous two years.
The slowing economy and other factors have presented many business challenges. However, we remain optimistic about the companies in the portfolio and are confident in our ability to navigate through the continued macro turbulence.
Stephens Investment Management Group, LLC
Portfolio Manager:
Ryan E. Crane, CFA,
Chief Investment Officer
Inflation and rising interest rates dominated the investment landscape, but those weren’t the only factors driving volatility and uncertainty. The conflict in Ukraine and other geopolitical tensions contributed to supply disruptions and energy shortages. As central banks scrambled to tighten financial conditions in response to these events, investors became increasingly concerned about an overcorrection and potential recession.

We have been concerned about inflation for some time and made significant efforts to ensure our holdings had pricing power and the ability to manage rising costs. As the Fed aggressively hiked short term rates, valuations came under great pressure. We minimized our already low exposure to companies with large amounts of debt or with debt at floating interest rates (interest rates that change periodically). Our positioning in health care proved beneficial as avoiding the unprofitable biotech companies helped relative returns. We also did well in consumer staples with companies that were unaffected by a slowing economy. Many of our technology holdings were victims of lofty valuations, but fundamentals have generally remained intact.
While current market volatility has created an uncomfortable environment for investors, it is also creating opportunities from our long-term perspective. The uncertainty about economic and geopolitical fronts, rapidly changing conditions, and disruption will create market dispersion and thus more potential opportunities for active managers.
ArrowMark Partners
Portfolio Managers:
Chad Meade, Partner
Brian Schaub, CFA, Partner
U.S. equity markets were volatile during the 12-month period as new COVID-19 variants, global supply-chain issues, the war in Ukraine, and a rapid rise in inflation kept investors on edge.
An acceleration in inflation, which climbed to a 40-year high, prompted the U.S. Federal Reserve to end its ultra-easy monetary policy and raise interest rates 25 basis points in March, the first rate hike in more than three years. Policymakers continued their campaign against inflation in May, June, July, and September, raising rates an additional 275 basis points in aggregate. In the final months of the fiscal year, heightened fears that rising interest rates and inflation might lead to an economic recession and weaken corporate profits continued to push equity markets lower.
In this challenging environment, we experienced some notable successes and shortfalls. Semiconductor manufacturer Onsemi and investment banking and brokerage firm LPL Financial Holdings were the biggest contributors. Top detractors included electrical components and equipment company Generac Holdings and application software firm 8X8.
With the likelihood of continued Fed tightening in the coming months, we expect the economy to weaken and equity markets to remain volatile. Against this backdrop, we are poised to take advantage of current market weakness and multiple contractions by adding to existing positions and building positions in new names as valuations continue to decline to attractive levels. This is especially true in certain sectors that we have long seen as overvalued, such as information technology. The current correction continues to present us with opportunities to upgrade the quality of the portfolio while maintaining our strict valuation discipline.
Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	40	7,587	Conducts research and analysis of individual companies to select stocks believed to have exceptional growth potential relative to their market valuations. Each stock is considered individually before purchase, and company developments are continually monitored for comparison with expectations for growth.
Vanguard Quantitative Equity Group	15	3,013	Employs a quantitative fundamental management approach, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
ClearBridge Investments, LLC	15	2,775	The firm seeks to invest in cash-generative, quality growth companies that are category leaders (or have the ability to become market leaders), and display capital allocation discipline aimed at fueling long-term sustainable growth. ClearBridge focuses on cash flow based metrics to value companies, as well as revenue or earnings multiples, relying on the most appropriate valuation metrics for each company. This approach aligns with the team’s style of investing in cash generative, quality growth companies. The research process is disciplined and collaborative, with each member of the team executing on a shared investment philosophy and process.
Stephens Investment Management Group, LLC	15	2,772	Employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening to identify companies with superior earnings growth potential. The approach screens for core growth stocks and for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks are experiencing changes that could lead to accelerated earnings growth.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
ArrowMark Partners	13	2,557	The firm employs a “risk-before-reward“ investment strategy and in-depth fundamental research to uncover companies that, in its opinion, can control environments. The portfolio managers start by identifying businesses with strong competitive advantages in industries with high barriers to entry and then narrow their focus to companies with large potential markets and high-quality business models focused on the future. Across this entire investment process, the team takes steps to deliver strong downside protection, resulting in a diversified portfolio of 75–100 stocks.
Cash Investments	2	347	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2022
	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Explorer Fund
Investor Shares	$1,000.00	$949.10	$2.21
Admiral™ Shares	1,000.00	949.60	1.67
Based on Hypothetical 5% Yearly Return
Explorer Fund
Investor Shares	$1,000.00	$1,022.94	$2.29
Admiral Shares	1,000.00	1,023.49	1.73
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Explorer Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2012, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Explorer Fund Investor Shares	-23.09%	9.65%	12.23%	$31,712
Russell 2500 Growth Index	-27.38	7.41	11.38	29,379
Dow Jones U.S. Total Stock Market Float Adjusted Index	-16.94	9.72	12.36	32,058

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Explorer Fund Admiral Shares	-23.00%	9.77%	12.38%	$160,593
Russell 2500 Growth Index	-27.38	7.41	11.38	146,894
Dow Jones U.S. Total Stock Market Float Adjusted Index	-16.94	9.72	12.36	160,289
See Financial Highlights for dividend information.

Explorer Fund
Fund Allocation
As of October 31, 2022
Communication Services	3.1%
Consumer Discretionary	10.9
Consumer Staples	3.4
Energy	4.4
Financials	9.0
Health Care	20.3
Industrials	21.0
Information Technology	19.6
Materials	3.3
Real Estate	2.8
Utilities	1.0
Other	1.2
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Explorer Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.0%)
Communication Services (3.0%)
*	Live Nation Entertainment Inc.	994,380	79,163
*	Bumble Inc. Class A	3,078,918	78,205
*	Ziff Davis Inc.	985,437	76,263
	New York Times Co. Class A	2,437,511	70,590
*	ZipRecruiter Inc. Class A	2,805,568	47,049
*	Cinemark Holdings Inc.	4,080,140	43,290
*	Take-Two Interactive Software Inc.	340,634	40,358
	Electronic Arts Inc.	236,116	29,741
	Warner Music Group Corp. Class A	1,063,704	27,678
*	Yelp Inc. Class A	539,541	20,724
*	Cargurus Inc.	1,268,189	18,465
*	Iridium Communications Inc.	352,316	18,155
	Nexstar Media Group Inc. Class A	22,914	3,925
*	TechTarget Inc.	54,080	3,491
*	Clear Channel Outdoor Holdings Inc.	1,948,279	2,786
*	TripAdvisor Inc.	97,344	2,299
	Cable One Inc.	2,166	1,862
*	Playtika Holding Corp.	140,251	1,325
	Cogent Communications Holdings Inc.	23,816	1,251
*	WideOpenWest Inc.	82,232	1,127
*	Globalstar Inc.	427,603	928
*	Integral Ad Science Holding Corp.	107,028	901
*	Vimeo Inc.	190,905	725
*	PubMatic Inc. Class A	35,045	610
*	EverQuote Inc. Class A	47,437	289
*,1	Starry Group Holdings Inc.	28,010	6
			571,206
Consumer Discretionary (10.4%)
*	Burlington Stores Inc.	897,090	128,248
	Texas Roadhouse Inc. Class A	1,125,849	111,403
*	Skyline Champion Corp.	1,789,017	104,139
	Wingstop Inc.	625,783	99,118
*	Deckers Outdoor Corp.	232,536	81,371
		Shares	Market Value• ($000)
	Levi Strauss & Co. Class A	5,006,792	74,902
	Steven Madden Ltd.	2,432,771	72,667
*	Five Below Inc.	465,912	68,186
	Acushnet Holdings Corp.	1,427,601	66,483
*	frontdoor Inc.	2,882,768	63,594
	Carter's Inc.	891,261	60,490
*	Sally Beauty Holdings Inc.	3,721,900	47,305
*	YETI Holdings Inc.	1,415,007	45,393
*	Farfetch Ltd. Class A	5,287,741	44,840
	Churchill Downs Inc.	214,990	44,699
*	Skechers USA Inc. Class A	1,289,969	44,414
*,1	Leslie's Inc.	2,759,406	38,742
*	Grand Canyon Education Inc.	377,710	38,009
*	Dollar Tree Inc.	234,794	37,215
*	Ulta Beauty Inc.	83,722	35,110
*	Etsy Inc.	352,305	33,085
	Domino's Pizza Inc.	99,384	33,019
*	National Vision Holdings Inc.	855,968	31,705
*	Floor & Decor Holdings Inc. Class A	418,922	30,736
*	Callaway Golf Co.	1,626,472	30,448
	Papa John's International Inc.	366,107	26,590
	Pool Corp.	77,668	23,629
*	Petco Health & Wellness Co. Inc. Class A	2,082,802	21,932
	Tractor Supply Co.	93,861	20,628
*	Revolve Group Inc.	841,800	20,203
*	Fox Factory Holding Corp.	213,478	18,754
	Boyd Gaming Corp.	319,271	18,441
*	Under Armour Inc. Class C	2,624,839	17,219
	Hanesbrands Inc.	2,438,470	16,630
*	Chegg Inc.	757,633	16,342
*,1	Sportradar Holding AG Class A	1,537,092	15,217
	Buckle Inc.	374,145	14,715
	Williams-Sonoma Inc.	117,330	14,529
*	Canada Goose Holdings Inc.	841,009	13,759
*	Bright Horizons Family Solutions Inc.	202,093	13,201

Explorer Fund
		Shares	Market Value• ($000)
	Tapestry Inc.	368,937	11,688
	Travel + Leisure Co.	282,401	10,726
*	SeaWorld Entertainment Inc.	169,834	9,878
	Signet Jewelers Ltd.	141,385	9,224
*	Tri Pointe Homes Inc.	509,141	8,528
*	Cavco Industries Inc.	37,066	8,402
	Murphy USA Inc.	26,088	8,205
*	RH	30,666	7,787
*	Six Flags Entertainment Corp.	349,096	7,785
	Toll Brothers Inc.	170,875	7,361
*	Everi Holdings Inc.	387,131	7,348
*	American Axle & Manufacturing Holdings Inc.	735,363	7,126
	Caleres Inc.	250,694	6,851
	PulteGroup Inc.	169,565	6,781
	Shutterstock Inc.	119,938	6,000
*	Dave & Buster's Entertainment Inc.	148,911	5,934
	Oxford Industries Inc.	55,871	5,684
	Patrick Industries Inc.	114,991	5,256
*	Stride Inc.	156,285	5,237
*	Brinker International Inc.	149,745	5,000
*	Boot Barn Holdings Inc.	87,504	4,970
	Ruth's Hospitality Group Inc.	233,538	4,853
*	Visteon Corp.	32,991	4,304
*	Master Craft Boat Holdings Inc.	194,458	4,231
*	Chico's FAS Inc.	691,912	4,068
*	Perdoceo Education Corp.	354,118	4,048
*	2U Inc.	629,550	3,897
*	Scientific Games Corp. Class A	65,581	3,682
*	Golden Entertainment Inc.	83,224	3,514
*	Dorman Products Inc.	42,877	3,500
*	MarineMax Inc.	106,970	3,456
*	Asbury Automotive Group Inc.	21,641	3,414
	Brunswick Corp.	47,007	3,322
	Wendy's Co.	153,173	3,183
*	CarParts.com Inc.	676,654	3,167
*	Taylor Morrison Home Corp. Class A	119,320	3,143
*	Malibu Boats Inc. Class A	58,153	3,076
*	WW International Inc.	633,985	2,866
	Winnebago Industries Inc.	47,651	2,844
	Vail Resorts Inc.	12,771	2,798
	Hibbett Inc.	40,557	2,532
	Academy Sports & Outdoors Inc.	54,150	2,384
	H&R Block Inc.	50,507	2,078
	Shoe Carnival Inc.	83,511	2,003
	Carriage Services Inc. Class A	80,893	1,975
	Dine Brands Global Inc.	27,220	1,962
*	Stitch Fix Inc. Class A	434,650	1,739
*	Vivint Smart Home Inc.	218,632	1,673
*	Monarch Casino & Resort Inc.	20,376	1,618
		Shares	Market Value• ($000)
	Standard Motor Products Inc.	40,577	1,539
*	Funko Inc. Class A	64,269	1,327
*,1	Workhorse Group Inc.	481,001	1,299
*	Denny's Corp.	109,135	1,236
*	Neogames SA	59,624	1,025
	LCI Industries	7,977	846
*	Target Hospitality Corp.	69,273	843
*	Mattel Inc.	42,175	800
*,1	Torrid Holdings Inc.	151,156	745
*	Quotient Technology Inc.	290,641	715
*	Children's Place Inc.	17,404	704
	Aaron's Co. Inc.	37,036	386
*	Red Robin Gourmet Burgers Inc.	39,006	321
			1,989,997
Consumer Staples (3.3%)
*	Performance Food Group Co.	3,015,155	156,909
*	BJ's Wholesale Club Holdings Inc.	1,637,860	126,770
	Nu Skin Enterprises Inc. Class A	1,894,154	72,338
	Casey's General Stores Inc.	266,643	62,050
	MGP Ingredients Inc.	406,194	45,514
*	Celsius Holdings Inc.	372,374	33,916
*	BellRing Brands Inc.	837,355	20,281
	Coca-Cola Consolidated Inc.	34,925	17,009
*	Darling Ingredients Inc.	170,545	13,384
	Cal-Maine Foods Inc.	222,632	12,581
*	Nomad Foods Ltd.	800,000	12,320
*	elf Beauty Inc.	252,486	10,923
*	Pilgrim's Pride Corp.	429,437	9,899
*	Herbalife Nutrition Ltd.	360,148	7,657
	Lamb Weston Holdings Inc.	65,932	5,685
	Medifast Inc.	46,886	5,485
	Vector Group Ltd.	332,622	3,532
	John B Sanfilippo & Son Inc.	42,258	3,525
*	USANA Health Sciences Inc.	43,366	2,277
*	United Natural Foods Inc.	44,737	1,897
	Turning Point Brands Inc.	75,086	1,769
*	Olaplex Holdings Inc.	179,724	791
*	Central Garden & Pet Co. Class A	18,507	724
	Inter Parfums Inc.	7,931	641
			627,877
Energy (4.3%)
	Magnolia Oil & Gas Corp. Class A	4,627,514	118,835
	Chord Energy Corp.	763,612	116,901
	PDC Energy Inc.	1,426,946	102,940
	Viper Energy Partners LP	2,138,415	71,316
	ChampionX Corp.	1,872,698	53,597
*	Southwestern Energy Co.	5,706,802	39,548
	Matador Resources Co.	558,620	37,120
	EQT Corp.	752,900	31,501
	Cactus Inc. Class A	588,610	30,443

Explorer Fund
		Shares	Market Value• ($000)
	Coterra Energy Inc.	884,713	27,541
	Diamondback Energy Inc.	119,055	18,705
	Pioneer Natural Resources Co.	67,346	17,268
	Texas Pacific Land Corp.	7,002	16,132
	SM Energy Co.	331,085	14,892
*	Talos Energy Inc.	527,691	11,229
*	Kosmos Energy Ltd.	1,451,245	9,419
*	Nabors Industries Ltd. (XNYS)	39,384	6,854
*	Liberty Energy Inc. Class A	385,128	6,513
	Range Resources Corp.	215,158	6,128
	Delek US Holdings Inc.	204,314	6,060
*	Antero Resources Corp.	148,713	5,452
*	Weatherford International plc	129,018	5,377
*	Denbury Inc.	58,214	5,321
*	W&T Offshore Inc.	688,570	5,226
*	PBF Energy Inc. Class A	115,182	5,097
	Ovintiv Inc. (XNYS)	97,759	4,951
*	Amplify Energy Corp.	458,191	4,531
*	Par Pacific Holdings Inc.	171,747	3,930
	CVR Energy Inc.	98,722	3,856
*	NexTier Oilfield Solutions Inc.	308,839	3,113
*	US Silica Holdings Inc.	208,045	2,994
	Patterson-UTI Energy Inc.	166,962	2,947
*	TETRA Technologies Inc.	525,793	2,597
*	Laredo Petroleum Inc.	37,631	2,433
*	Callon Petroleum Co.	54,997	2,418
	CONSOL Energy Inc.	35,759	2,254
*	Comstock Resources Inc.	116,325	2,185
*	Gulfport Energy Corp.	21,775	1,949
	Arch Resources Inc.	8,036	1,224
	Solaris Oilfield Infrastructure Inc. Class A	82,776	1,127
			811,924
Financials (8.6%)
	LPL Financial Holdings Inc.	539,520	137,928
	Assured Guaranty Ltd.	2,031,241	120,229
	Synovus Financial Corp.	2,874,331	114,542
	Webster Financial Corp.	2,013,220	109,237
	Prosperity Bancshares Inc.	1,279,916	91,604
	Voya Financial Inc.	1,328,464	90,814
	StepStone Group Inc. Class A	2,756,956	81,385
	Valley National Bancorp	6,325,793	75,087
	MGIC Investment Corp.	5,437,907	74,227
	American Financial Group Inc.	489,431	71,021
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,313,291	62,875
	Houlihan Lokey Inc. Class A	666,420	59,525
	Tradeweb Markets Inc. Class A	1,042,537	57,423
	FirstCash Holdings Inc.	556,424	54,780
		Shares	Market Value• ($000)
	Assurant Inc.	335,685	45,606
*	Palomar Holdings Inc.	482,901	42,959
	Western Alliance Bancorp	601,235	40,385
*	PRA Group Inc.	963,562	32,279
	WisdomTree Investments Inc.	5,758,737	31,270
	MarketAxess Holdings Inc.	122,223	29,827
*	Ryan Specialty Holdings Inc.	606,654	27,209
	Piper Sandler Cos.	183,011	23,420
	FactSet Research Systems Inc.	55,014	23,408
	Everest Re Group Ltd.	66,570	21,480
	Kinsale Capital Group Inc.	65,261	20,568
*	Silvergate Capital Corp. Class A	356,542	20,237
*	SVB Financial Group	77,022	17,789
	Virtus Investment Partners Inc.	60,974	10,457
*	LendingClub Corp.	950,006	10,108
	RLI Corp.	53,800	6,998
*	Focus Financial Partners Inc. Class A	135,567	4,716
*	Donnelley Financial Solutions Inc.	102,942	4,162
	First Citizens BancShares Inc. Class A	4,911	4,038
	First BanCorp (XNYS)	183,195	2,893
	Lincoln National Corp.	49,653	2,675
*	NMI Holdings Inc. Class A	120,369	2,640
	Brightsphere Investment Group Inc.	127,564	2,401
*	Green Dot Corp. Class A	124,400	2,367
*	Bancorp Inc.	58,461	1,612
	PJT Partners Inc. Class A	20,413	1,519
	Westamerica BanCorp	23,839	1,495
	Hamilton Lane Inc. Class A	23,878	1,428
	Pathward Financial Inc.	33,491	1,408
*	Blucora Inc.	60,995	1,344
*	Metropolitan Bank Holding Corp.	17,549	1,158
	Brown & Brown Inc.	17,926	1,054
	Cohen & Steers Inc.	11,210	674
*	Open Lending Corp. Class A	87,853	630
			1,642,891
Health Care (19.5%)
*	ICON plc	837,697	165,730
*	Acadia Healthcare Co. Inc.	1,478,417	120,195
*	Haemonetics Corp.	1,293,349	109,870
*	Omnicell Inc.	1,251,891	96,796
*	Globus Medical Inc. Class A	1,410,607	94,511
*	HealthEquity Inc.	1,093,384	85,186
*	QuidelOrtho Corp.	925,946	83,168
*,2	Veracyte Inc.	3,935,004	79,133

Explorer Fund
		Shares	Market Value• ($000)
*	Charles River Laboratories International Inc.	358,108	76,008
*	Merit Medical Systems Inc.	1,083,586	74,518
*	ABIOMED Inc.	291,706	73,533
*	Insulet Corp.	274,127	70,947
*	Amedisys Inc.	719,496	70,216
*	Glaukos Corp.	1,219,173	68,359
*	ICU Medical Inc.	457,762	67,936
	Bio-Techne Corp.	228,193	67,604
*	Molina Healthcare Inc.	187,612	67,326
	Encompass Health Corp.	1,189,573	64,760
*	Myriad Genetics Inc.	3,121,439	64,739
*	Ultragenyx Pharmaceutical Inc.	1,491,686	60,354
*	Penumbra Inc.	321,791	55,178
*	Repligen Corp.	297,236	54,243
*	Ascendis Pharma A/S ADR	449,286	51,668
	STERIS plc	288,157	49,730
*	DexCom Inc.	397,861	48,054
*	Apellis Pharmaceuticals Inc.	713,166	43,139
*	Cytokinetics Inc.	985,482	43,026
*	Catalent Inc.	648,178	42,605
*	Zentalis Pharmaceuticals Inc.	1,678,842	42,122
*	Exelixis Inc.	2,471,158	40,972
	ResMed Inc.	171,664	38,400
*	Kymera Therapeutics Inc.	1,229,527	37,304
*	REVOLUTION Medicines Inc.	1,809,574	36,662
*	Intra-Cellular Therapies Inc.	781,072	35,672
*	Mirati Therapeutics Inc.	521,801	35,128
	Cooper Cos. Inc.	128,390	35,101
*	Integra LifeSciences Holdings Corp.	690,369	34,691
*	Neurocrine Biosciences Inc.	293,810	33,823
*	Henry Schein Inc.	488,765	33,461
	Stevanato Group SpA	1,969,395	33,165
*	Horizon Therapeutics plc	530,704	33,073
*	Mettler-Toledo International Inc.	25,875	32,730
*	Hologic Inc.	479,970	32,542
*	Halozyme Therapeutics Inc.	666,081	31,845
*	Celldex Therapeutics Inc.	824,050	28,949
*	Pacira BioSciences Inc.	557,637	28,863
*	Pediatrix Medical Group Inc.	1,478,259	28,678
*	Supernus Pharmaceuticals Inc.	810,645	27,781
*	Tandem Diabetes Care Inc.	483,476	27,147
	Teleflex Inc.	122,849	26,358
*	Nevro Corp.	685,608	26,286
*	CareDx Inc.	1,292,738	25,738
*,1	Doximity Inc. Class A	950,993	25,173
*	NuVasive Inc.	561,402	24,775
*	IDEXX Laboratories Inc.	68,300	24,566
		Shares	Market Value• ($000)
*	AMN Healthcare Services Inc.	194,215	24,374
*	iRhythm Technologies Inc.	186,561	23,785
*	Blueprint Medicines Corp.	453,707	23,520
*	Syneos Health Inc.	454,479	22,897
	Bruker Corp.	367,278	22,712
*	Certara Inc.	1,739,436	21,273
*	Maravai LifeSciences Holdings Inc. Class A	1,231,667	20,446
*,1	Immatics NV	1,786,300	20,185
*	Shockwave Medical Inc.	68,696	20,138
*	Ligand Pharmaceuticals Inc.	222,433	19,496
	Chemed Corp.	40,811	19,053
*	Sage Therapeutics Inc.	478,803	18,032
*	Medpace Holdings Inc.	79,001	17,537
*	Agios Pharmaceuticals Inc.	627,486	17,281
*	SpringWorks Therapeutics Inc.	704,117	16,906
*	Legend Biotech Corp. ADR	338,682	16,873
*	Axogen Inc.	1,471,843	16,808
*	C4 Therapeutics Inc.	1,744,173	16,779
*	Sarepta Therapeutics Inc.	147,130	16,776
*	Alkermes plc	721,459	16,377
*	Arvinas Inc.	322,484	16,031
*	Ionis Pharmaceuticals Inc.	361,752	15,989
*	Inspire Medical Systems Inc.	81,567	15,901
*	Relay Therapeutics Inc.	697,883	15,507
*	Illumina Inc.	66,053	15,114
*	STAAR Surgical Co.	211,256	14,972
*	Evolent Health Inc. Class A	441,936	14,058
*	Lantheus Holdings Inc.	184,963	13,685
	Azenta Inc.	291,735	12,953
*	Neogen Corp.	968,623	12,786
*	FibroGen Inc.	776,938	12,649
*	Definitive Healthcare Corp. Class A	699,500	11,038
*	Sotera Health Co.	1,520,246	10,459
*	Deciphera Pharmaceuticals Inc.	612,863	9,941
*	Avantor Inc.	490,642	9,896
*	Masimo Corp.	72,490	9,540
*,1	Heron Therapeutics Inc.	2,311,586	8,900
*	Veeva Systems Inc. Class A	48,445	8,136
*	Schrodinger Inc.	337,465	8,089
*	Agenus Inc.	2,872,264	7,209
	Ensign Group Inc.	80,101	7,191
*	CorVel Corp.	40,848	6,708
*	ACADIA Pharmaceuticals Inc.	401,224	6,432
*	Seres Therapeutics Inc.	703,652	6,234
*	Intercept Pharmaceuticals Inc.	391,323	5,428
*,1	Esperion Therapeutics Inc.	665,738	5,412
*	Sangamo Therapeutics Inc.	1,171,270	5,142
*	Tenet Healthcare Corp.	115,643	5,130

Explorer Fund
		Shares	Market Value• ($000)
*	TG Therapeutics Inc.	837,278	4,873
*	Natera Inc.	100,273	4,709
*	Atara Biotherapeutics Inc.	1,002,856	4,673
*	Arrowhead Pharmaceuticals Inc.	128,416	4,470
*	PTC Therapeutics Inc.	117,544	4,446
*	Karyopharm Therapeutics Inc.	927,587	4,415
*	AtriCure Inc.	97,699	4,115
*	Exact Sciences Corp.	114,372	3,978
*	Novocure Ltd.	56,067	3,962
*	Option Care Health Inc.	129,218	3,910
*	Novavax Inc.	169,683	3,779
*	ViewRay Inc.	800,777	3,435
*	Y-mAbs Therapeutics Inc.	912,362	3,294
*	Inogen Inc.	140,851	3,192
*	Theravance Biopharma Inc.	317,371	3,164
*	ImmunoGen Inc.	492,039	2,923
	Embecta Corp.	78,523	2,428
*	Bridgebio Pharma Inc.	228,201	2,380
*	Voyager Therapeutics Inc.	457,063	2,368
*	Alector Inc.	236,904	2,180
*	Kiniksa Pharmaceuticals Ltd. Class A	169,216	1,932
*	Alignment Healthcare Inc.	145,837	1,931
*	LivaNova plc	38,414	1,809
*	MacroGenics Inc.	352,568	1,805
*	Phreesia Inc.	62,880	1,718
*	Puma Biotechnology Inc.	777,390	1,695
*	Allscripts Healthcare Solutions Inc.	115,239	1,694
*	Cerus Corp.	440,840	1,613
*	Protagonist Therapeutics Inc.	196,775	1,594
*	Morphic Holding Inc.	55,959	1,567
*	Health Catalyst Inc.	169,456	1,495
*,1	Clovis Oncology Inc.	1,439,253	1,482
*	Fortress Biotech Inc.	1,732,308	1,438
*	CytomX Therapeutics Inc.	1,067,482	1,398
	US Physical Therapy Inc.	15,439	1,371
*	Coherus Biosciences Inc.	154,730	1,346
*	Joint Corp.	81,335	1,344
*	Infinity Pharmaceuticals Inc.	1,053,408	1,306
*	Privia Health Group Inc.	36,950	1,237
*,1	Akebia Therapeutics Inc.	4,698,164	1,196
*	Lexicon Pharmaceuticals Inc.	542,066	1,165
*	Axonics Inc.	14,816	1,084
*	Codexis Inc.	186,328	1,047
*	Affimed NV	585,546	1,031
*	ModivCare Inc.	9,225	897
*	DaVita Inc.	12,140	886
*	Travere Thrapeutics Inc.	40,706	883
*	Multiplan Corp.	302,330	868
*	Selecta Biosciences Inc.	528,838	836
*	Sesen Bio Inc.	1,476,709	824
		Shares	Market Value• ($000)
*	Pennant Group Inc.	66,647	820
*	Arcturus Therapeutics Holdings Inc.	43,485	770
	West Pharmaceutical Services Inc.	3,141	723
*	Cano Health Inc.	183,286	656
*	RadNet Inc.	32,572	623
*	Vanda Pharmaceuticals Inc.	54,899	575
*	Amneal Pharmaceuticals Inc.	244,539	538
*	Atea Pharmaceuticals Inc.	81,077	486
*	Precision BioSciences Inc.	342,301	479
*	Enanta Pharmaceuticals Inc.	9,843	444
*	NextCure Inc.	171,519	429
*	MEI Pharma Inc.	1,232,433	419
*	Organogenesis Holdings Inc. Class A	126,114	414
*	Retractable Technologies Inc.	107,784	260
*	Personalis Inc.	96,118	257
*	Molecular Templates Inc.	424,818	252
*	Tactile Systems Technology Inc.	22,060	164
*	Cue Biopharma Inc.	46,345	123
*	Syros Pharmaceuticals Inc.	23,659	119
*	Athenex Inc.	602,458	116
			3,713,168
Industrials (20.1%)
*	Kirby Corp.	1,893,859	132,097
*	AerCap Holdings NV	2,292,700	122,453
*	RBC Bearings Inc.	479,572	121,586
*	Middleby Corp.	824,654	115,336
	Science Applications International Corp.	1,057,228	114,540
*	Fluor Corp.	3,780,898	114,410
*	Chart Industries Inc.	496,615	110,686
*	Builders FirstSource Inc.	1,606,793	99,075
*	TriNet Group Inc.	1,508,975	98,053
*	Sterling Check Corp.	4,751,231	92,792
	Rush Enterprises Inc. Class A	1,773,793	88,495
	GATX Corp.	823,732	86,253
	Zurn Elkay Water Solutions Corp.	3,641,774	85,545
	Herc Holdings Inc.	694,700	81,704
*	Clean Harbors Inc.	647,636	79,309
*	WillScot Mobile Mini Holdings Corp.	1,787,202	76,010
	Ritchie Bros Auctioneers Inc.	1,154,820	75,444
	Kennametal Inc.	2,742,291	73,247
*	Gibraltar Industries Inc.	1,425,814	72,831
	Flowserve Corp.	2,532,428	72,630
	Sensata Technologies Holding plc	1,769,225	71,141
*	Mercury Systems Inc.	1,457,791	70,557
	IDEX Corp.	308,180	68,511
	Spirit AeroSystems Holdings Inc. Class A	2,892,987	67,002
*	Trex Co. Inc.	1,345,284	64,695
	Acuity Brands Inc.	345,856	63,489

Explorer Fund
		Shares	Market Value• ($000)
	Fortune Brands Home & Security Inc.	1,025,769	61,874
	Forward Air Corp.	578,835	61,281
	Regal Rexnord Corp.	471,386	59,649
*	Alight Inc. Class A	6,773,924	56,156
*	Axon Enterprise Inc.	373,987	54,393
	Matson Inc.	671,020	49,374
*	Masonite International Corp.	652,204	46,652
*	ACV Auctions Inc. Class A	4,812,393	43,889
*	API Group Corp.	2,579,955	42,543
	Tennant Co.	624,548	36,380
	Verisk Analytics Inc. Class A	197,505	36,110
	HEICO Corp. Class A	275,721	35,099
*	XPO Logistics Inc.	671,745	34,756
*	Shoals Technologies Group Inc. Class A	1,419,809	32,812
	Vertiv Holdings Co. Class A	2,039,279	29,182
*	United Rentals Inc.	88,430	27,918
*	AeroVironment Inc.	299,828	27,434
*	CoStar Group Inc.	329,309	27,240
*	SiteOne Landscape Supply Inc.	232,356	26,923
*	Generac Holdings Inc.	215,135	24,936
	CH Robinson Worldwide Inc.	252,045	24,630
*	Ameresco Inc. Class A	387,477	23,435
	Applied Industrial Technologies Inc.	186,642	23,215
	Robert Half International Inc.	300,294	22,960
	Allison Transmission Holdings Inc.	529,741	22,382
	Rockwell Automation Inc.	87,469	22,331
*	Atkore Inc.	233,090	22,213
	John Bean Technologies Corp.	224,423	20,467
*	GXO Logistics Inc.	558,445	20,406
	UFP Industries Inc.	281,195	20,029
	Terex Corp.	443,127	17,964
*	GMS Inc.	380,522	17,961
*	Saia Inc.	86,305	17,163
	JB Hunt Transport Services Inc.	97,176	16,624
	Watts Water Technologies Inc. Class A	111,939	16,383
	Tetra Tech Inc.	115,531	16,322
*	Bloom Energy Corp. Class A	860,400	16,098
*	Kratos Defense & Security Solutions Inc.	1,431,600	15,862
	Lincoln Electric Holdings Inc.	105,385	14,965
	BWX Technologies Inc.	258,900	14,752
*	Rocket Lab USA Inc.	2,892,847	14,725
	AGCO Corp.	115,686	14,365
	EMCOR Group Inc.	99,549	14,046
*	Kornit Digital Ltd.	519,660	13,885
	Advanced Drainage Systems Inc.	118,494	13,731
*	ASGN Inc.	159,114	13,490
*	Cimpress plc	532,655	12,400
		Shares	Market Value• ($000)
	Carlisle Cos. Inc.	51,632	12,330
	Booz Allen Hamilton Holding Corp. Class A	109,403	11,908
	Toro Co.	108,973	11,489
	Boise Cascade Co.	169,975	11,349
	Heartland Express Inc.	705,913	10,504
	Mueller Industries Inc.	165,351	10,358
	Kforce Inc.	161,489	10,217
*	AZEK Co. Inc. Class A	579,264	10,143
	GrafTech International Ltd.	1,966,660	10,010
	Korn Ferry	175,625	9,763
	Valmont Industries Inc.	29,593	9,447
	Howmet Aerospace Inc.	257,264	9,146
	Nordson Corp.	31,874	7,172
	Exponent Inc.	71,892	6,848
	Donaldson Co. Inc.	109,048	6,265
*	Veritiv Corp.	49,734	5,782
*	Enovix Corp.	300,279	5,666
*	Titan International Inc.	371,644	5,560
*	Huron Consulting Group Inc.	71,911	5,295
	Simpson Manufacturing Co. Inc.	59,469	5,083
	H&E Equipment Services Inc.	131,677	4,972
*	TrueBlue Inc.	216,816	4,263
*	MYR Group Inc.	47,903	4,192
	Franklin Electric Co. Inc.	48,830	4,001
*	Dycom Industries Inc.	25,837	3,053
*	Stem Inc.	199,410	2,712
*	Array Technologies Inc.	145,025	2,625
	Allegion plc	23,449	2,457
*	MRC Global Inc.	227,264	2,279
*	Hudson Technologies Inc.	230,530	2,123
	Marten Transport Ltd.	98,518	1,849
*	First Advantage Corp.	129,313	1,817
	AECOM	21,754	1,638
*	Air Transport Services Group Inc.	44,913	1,311
*	BlueLinx Holdings Inc.	18,096	1,275
	Pitney Bowes Inc.	405,508	1,261
	Helios Technologies Inc.	22,034	1,249
	Lindsay Corp.	6,673	1,130
*	Franklin Covey Co.	20,352	1,030
*	Janus International Group Inc.	92,812	894
	Primoris Services Corp.	43,424	877
	Trinity Industries Inc.	23,925	683
	Kadant Inc.	3,828	681
	Moog Inc. Class A	7,332	621
	Brady Corp. Class A	12,906	590
*	Hireright Holdings Corp.	36,992	498
			3,839,712
Information Technology (18.8%)
*	First Solar Inc.	777,327	113,155
*	Five9 Inc.	1,841,326	110,958
*	New Relic Inc.	1,807,150	107,056
*	GoDaddy Inc. Class A	1,193,927	95,992
*	Guidewire Software Inc.	1,610,875	95,702
	Power Integrations Inc.	1,419,005	94,662
*	Viavi Solutions Inc.	5,696,441	86,016
*	Tower Semiconductor Ltd.	2,010,978	85,989
*	Varonis Systems Inc. Class B	3,195,906	85,554

Explorer Fund
		Shares	Market Value• ($000)
*	Jamf Holding Corp.	3,446,833	81,587
*	Trimble Inc.	1,240,327	74,618
*	ON Semiconductor Corp.	1,153,888	70,883
*	Cirrus Logic Inc.	1,040,779	69,857
*	Manhattan Associates Inc.	554,805	67,503
*	Dynatrace Inc.	1,874,359	66,052
	Monolithic Power Systems Inc.	192,599	65,378
*,1	Informatica Inc. Class A	3,365,885	65,164
*	Smartsheet Inc. Class A	1,839,667	64,241
	Concentrix Corp.	514,142	62,844
*,1	GLOBALFOUNDRIES Inc.	1,070,876	60,719
*	Cadence Design Systems Inc.	369,739	55,975
*	Teledyne Technologies Inc.	132,410	52,697
*	Zendesk Inc.	646,908	49,611
*	Paycor HCM Inc.	1,578,757	48,105
*	Silicon Laboratories Inc.	393,199	45,186
*	N-Able Inc.	4,084,019	44,230
*	Wix.com Ltd.	524,047	44,072
*	Momentive Global Inc.	5,455,727	42,336
*	Palo Alto Networks Inc.	244,962	42,033
*	PTC Inc.	340,366	40,105
*	HubSpot Inc.	134,569	39,908
*	Enphase Energy Inc.	122,700	37,669
*	Euronet Worldwide Inc.	447,514	37,596
*	Onto Innovation Inc.	539,899	36,087
*	CyberArk Software Ltd.	224,703	35,258
*	Box Inc. Class A	1,202,067	34,920
	Maximus Inc.	547,553	33,768
*	WEX Inc.	205,098	33,665
*	Fortinet Inc.	557,473	31,865
*	Envestnet Inc.	618,898	30,518
*	Globant SA	159,244	30,046
*	Everbridge Inc.	942,566	29,531
*	Black Knight Inc.	475,572	28,758
	Jabil Inc.	436,806	28,065
*	Tyler Technologies Inc.	85,764	27,730
*	Procore Technologies Inc.	505,100	27,609
*	Toast Inc. Class A	1,179,365	26,052
*	Nutanix Inc. Class A	944,442	25,878
*	Lattice Semiconductor Corp.	530,487	25,734
	National Instruments Corp.	652,976	24,931
*	Consensus Cloud Solutions Inc.	443,460	24,896
	Microchip Technology Inc.	402,808	24,869
*	Qualys Inc.	174,109	24,821
*	8x8 Inc.	5,799,500	24,532
*	Dropbox Inc. Class A	1,110,378	24,151
*,1	Monday.com Ltd.	221,532	23,691
*	Fair Isaac Corp.	47,647	22,815
*	Extreme Networks Inc.	1,216,664	21,827
*	CommScope Holding Co. Inc.	1,587,772	21,022
	Cognex Corp.	440,031	20,343
*	RingCentral Inc. Class A	555,233	19,722
*	Aspen Technology Inc.	81,026	19,564
*	Sumo Logic Inc.	2,497,146	19,253
*	Allegro MicroSystems Inc.	737,186	18,732
		Shares	Market Value• ($000)
*	Tenable Holdings Inc.	455,363	18,506
*	Okta Inc.	326,973	18,350
*	SentinelOne Inc. Class A	779,800	17,811
*	Pure Storage Inc. Class A	540,770	16,688
*	Rapid7 Inc.	365,835	16,561
	Bentley Systems Inc. Class B	448,802	15,834
*	Clear Secure Inc. Class A	578,300	15,626
*	ANSYS Inc.	69,172	15,298
*,1	Freshworks Inc. Class A	1,106,800	15,041
*	Qualtrics International Inc. Class A	1,254,286	15,014
*	DocuSign Inc. Class A	308,983	14,924
*	Paylocity Holding Corp.	64,320	14,909
*	Axcelis Technologies Inc.	253,072	14,678
	A10 Networks Inc.	852,187	14,317
*	CommVault Systems Inc.	233,057	14,191
*	KnowBe4 Inc. Class A	570,698	14,028
*	Q2 Holdings Inc.	437,156	13,569
*	Semtech Corp.	489,276	13,548
*	Ambarella Inc.	241,684	13,227
*	Elastic NV	205,075	13,115
*	PROS Holdings Inc.	509,666	12,716
*	Coupa Software Inc.	214,242	11,404
	CSG Systems International Inc.	164,794	10,657
*	Teradata Corp.	325,347	10,278
*	Diodes Inc.	142,496	10,213
*	ExlService Holdings Inc.	54,070	9,833
*	MaxLinear Inc.	318,206	9,826
*	Atlassian Corp.	47,201	9,569
*	Super Micro Computer Inc.	132,565	9,225
*	Agilysys Inc.	137,951	8,852
*	Domo Inc. Class B	489,672	8,653
*	Yext Inc.	1,452,718	7,728
	TTEC Holdings Inc.	162,858	7,242
	Pegasystems Inc.	188,911	7,029
	Amkor Technology Inc.	330,034	6,861
*	Alarm.com Holdings Inc.	109,315	6,432
*	Impinj Inc.	51,107	5,858
*	SMART Global Holdings Inc.	350,636	4,744
*	EPAM Systems Inc.	12,449	4,357
*	Fabrinet	38,015	4,349
	Hackett Group Inc.	198,772	4,341
*	NCR Corp.	191,547	4,072
*	Payoneer Global Inc.	521,652	4,043
*	Perficient Inc.	60,211	4,032
*	AvidXchange Holdings Inc.	430,600	3,918
	CDW Corp.	22,383	3,868
*	International Money Express Inc.	134,153	3,626
*	ePlus Inc.	73,114	3,562
*	eGain Corp.	440,680	3,547
*	Brightcove Inc.	524,919	3,517
	Entegris Inc.	42,735	3,391
*	Arrow Electronics Inc.	31,262	3,166
*	LivePerson Inc.	291,253	3,079
*	Ultra Clean Holdings Inc.	89,846	2,795

Explorer Fund
		Shares	Market Value• ($000)
	Jack Henry & Associates Inc.	12,919	2,572
*	Eastman Kodak Co.	451,327	2,415
*	Unisys Corp.	261,399	2,222
*	Workiva Inc. Class A	25,909	2,016
*	Upland Software Inc.	233,415	1,877
*	Sprout Social Inc. Class A	30,614	1,847
	Vishay Intertechnology Inc.	83,285	1,741
*	ACI Worldwide Inc.	71,312	1,735
*	Cambium Networks Corp.	89,119	1,724
*	Marqeta Inc. Class A	211,806	1,669
*	EngageSmart Inc.	77,198	1,516
*	Diebold Nixdorf Inc.	589,155	1,467
*	Zuora Inc. Class A	165,042	1,269
*	Sitime Corp.	12,939	1,162
*	Digital Turbine Inc.	70,633	1,031
*	Arlo Technologies Inc.	176,325	908
*	Confluent Inc. Class A	32,077	862
*	BigCommerce Holdings Inc. Series 1	45,893	682
*	OSI Systems Inc.	7,962	654
*	FormFactor Inc.	31,333	633
*	Squarespace Inc. Class A	26,104	580
*	Insight Enterprises Inc.	5,855	553
*	Couchbase Inc.	32,929	421
*	C3.ai Inc. Class A	31,316	411
			3,578,091
Materials (3.2%)
	Graphic Packaging Holding Co.	5,801,602	133,205
	Cabot Corp.	1,132,512	83,217
	Methanex Corp.	1,946,800	67,924
	Louisiana-Pacific Corp.	1,102,463	62,455
	Ashland Inc.	474,900	49,826
*	Summit Materials Inc. Class A	1,830,961	48,246
	Balchem Corp.	202,575	28,320
	Chemours Co.	522,379	14,956
	Warrior Met Coal Inc.	394,807	14,663
	Eagle Materials Inc.	112,178	13,720
	Olin Corp.	256,407	13,577
	Steel Dynamics Inc.	122,029	11,477
*	O-I Glass Inc.	520,515	8,490
	Alpha Metallurgical Resources Inc.	40,839	6,896
	Sensient Technologies Corp.	85,307	6,096
*	Livent Corp.	184,477	5,824
	AdvanSix Inc.	130,940	4,764
*	Ingevity Corp.	52,836	3,554
	Avery Dennison Corp.	20,810	3,528
	Sealed Air Corp.	67,207	3,200
	American Vanguard Corp.	119,450	2,780
	Innospec Inc.	27,698	2,770
*	LSB Industries Inc.	143,076	2,522
*	Constellium SE Class A	193,561	2,133
	Sylvamo Corp.	36,565	1,761
*	Century Aluminum Co.	241,265	1,739
	Schnitzer Steel Industries Inc. Class A	61,147	1,650
	Greif Inc. Class A	24,713	1,636
		Shares	Market Value• ($000)
	Orion Engineered Carbons SA	95,525	1,525
	Crown Holdings Inc.	14,209	975
	Ryerson Holding Corp.	20,978	704
	Ramaco Resources Inc.	56,463	637
	Kronos Worldwide Inc.	39,611	376
			605,146
Other (1.1%)
[3]	Vanguard Small-Cap ETF	1,160,553	217,998
Real Estate (2.7%)
	Phillips Edison & Co. Inc.	2,689,355	81,057
	Essential Properties Realty Trust Inc.	3,569,564	76,817
	Life Storage Inc.	618,098	68,368
	Rexford Industrial Realty Inc.	1,234,521	68,244
	Douglas Emmett Inc.	2,936,676	51,656
	Pebblebrook Hotel Trust	2,663,816	42,728
	Xenia Hotels & Resorts Inc.	1,932,363	33,005
	Americold Realty Trust Inc.	1,070,900	25,969
	Outfront Media Inc.	796,311	14,373
	National Storage Affiliates Trust	310,937	13,265
	EastGroup Properties Inc.	79,832	12,509
	Camden Property Trust	77,711	8,979
	Equity LifeStyle Properties Inc.	96,584	6,177
	Necessity Retail REIT Inc.	436,443	2,985
	NexPoint Residential Trust Inc.	63,741	2,907
	Alexander's Inc.	9,841	2,312
	RMR Group Inc. Class A	75,418	2,064
	CareTrust REIT Inc.	72,904	1,362
	Gladstone Commercial Corp.	71,786	1,263
	Douglas Elliman Inc.	254,240	1,175
			517,215
Utilities (1.0%)
	Portland General Electric Co.	1,603,821	72,076
	Atlantica Sustainable Infrastructure plc	2,523,495	69,926
	National Fuel Gas Co.	196,101	13,235
	Vistra Corp.	483,053	11,096
	Otter Tail Corp.	95,857	6,463
	Brookfield Infrastructure Corp. Class A (XTSE)	121,121	5,223
	NRG Energy Inc.	75,859	3,368
	MGE Energy Inc.	16,382	1,115
	Chesapeake Utilities Corp.	6,819	848
			183,350
Total Common Stocks (Cost $16,769,294)			18,298,575

Explorer Fund
		Shares	Market Value• ($000)
Preferred Stock (0.0%)
*,1,4	Meta Material Inc. Preference Shares 0.00% (Cost $267)	181,756	1,245
Temporary Cash Investments (4.5%)
Money Market Fund (3.8%)
[5,6]	Vanguard Market Liquidity Fund, 3.117%	7,168,374	716,694
		Face Amount ($000)
Repurchase Agreement (0.7%)
	Deutsche Bank Securities, Inc. 3.000%, 11/1/22 (Dated 10/31/22, Repurchase Value $138,312,000, collateralized by U.S. Treasury Note/Bond 4.375%, 10/31/24, with a value of $141,066,000)	138,300	138,300
Total Temporary Cash Investments (Cost $854,876)			854,994
Total Investments (100.5%) (Cost $17,624,437)			19,154,814
Other Assets and Liabilities—Net (-0.5%)			(103,815)
Net Assets (100%)			19,050,999
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $64,501,000.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Perpetual security with no stated maturity date.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $70,026,000 was received for securities on loan.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Explorer Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2022	3,939	364,948	(6,484)

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $16,602,150)	18,140,989
Affiliated Issuers (Cost $1,022,287)	1,013,825
Total Investments in Securities	19,154,814
Investment in Vanguard	710
Cash Collateral Pledged—Futures Contracts	21,668
Receivables for Investment Securities Sold	51,887
Receivables for Accrued Income	2,699
Receivables for Capital Shares Issued	6,071
Variation Margin Receivable—Futures Contracts	276
Total Assets	19,238,125
Liabilities
Due to Custodian	9,365
Payables for Investment Securities Purchased	89,058
Collateral for Securities on Loan	70,026
Payables to Investment Advisor	9,801
Payables for Capital Shares Redeemed	7,621
Payables to Vanguard	1,255
Total Liabilities	187,126
Net Assets	19,050,999
1 Includes $64,501 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	16,733,569
Total Distributable Earnings (Loss)	2,317,430
Net Assets	19,050,999

Investor Shares—Net Assets
Applicable to 29,023,607 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,893,778
Net Asset Value Per Share—Investor Shares	$99.70

Admiral Shares—Net Assets
Applicable to 174,132,245 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,157,221
Net Asset Value Per Share—Admiral Shares	$92.79

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	145,527
Dividends—Affiliated Issuers	3,148
Interest—Unaffiliated Issuers	1,638
Interest—Affiliated Issuers	6,297
Securities Lending—Net	2,365
Total Income	158,975
Expenses
Investment Advisory Fees—Note B
Basic Fee	34,261
Performance Adjustment	8,134
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,742
Management and Administrative—Admiral Shares	22,856
Marketing and Distribution—Investor Shares	218
Marketing and Distribution—Admiral Shares	816
Custodian Fees	109
Auditing Fees	42
Shareholders’ Reports—Investor Shares	79
Shareholders’ Reports—Admiral Shares	198
Trustees’ Fees and Expenses	8
Other Expenses	18
Total Expenses	74,481
Expenses Paid Indirectly	(33)
Net Expenses	74,448
Net Investment Income	84,527
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	15
Investment Securities Sold—Unaffiliated Issuers	957,379
Investment Securities Sold—Affiliated Issuers	9,735
Futures Contracts	(101,326)
Foreign Currencies	(49)
Realized Net Gain (Loss)	865,754

Explorer Fund
Statement of Operations (continued)
Year Ended October 31, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(6,473,454)
Investment Securities—Affiliated Issuers	(189,470)
Futures Contracts	(15,756)
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	(6,678,679)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,728,398)
1	Dividends are net of foreign withholding taxes of $396,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	84,527	52,288
Realized Net Gain (Loss)	865,754	3,516,351
Change in Unrealized Appreciation (Depreciation)	(6,678,679)	4,291,092
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,728,398)	7,859,731
Distributions
Investor Shares	(542,949)	(250,706)
Admiral Shares	(2,859,142)	(1,099,471)
Total Distributions	(3,402,091)	(1,350,177)
Capital Share Transactions
Investor Shares	274,349	(480,536)
Admiral Shares	3,239,276	2,034,131
Net Increase (Decrease) from Capital Share Transactions	3,513,625	1,553,595
Total Increase (Decrease)	(5,616,864)	8,063,149
Net Assets
Beginning of Period	24,667,863	16,604,714
End of Period	19,050,999	24,667,863

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$151.47	$110.44	$101.66	$102.25	$102.10
Investment Operations
Net Investment Income[1]	.349	.206	.284	.333	.325
Net Realized and Unrealized Gain (Loss) on Investments	(31.635)	49.372	13.688	8.234	11.192
Total from Investment Operations	(31.286)	49.578	13.972	8.567	11.517
Distributions
Dividends from Net Investment Income	(.278)	(.158)	(.295)	(.286)	(.475)
Distributions from Realized Capital Gains	(20.206)	(8.390)	(4.897)	(8.871)	(10.892)
Total Distributions	(20.484)	(8.548)	(5.192)	(9.157)	(11.367)
Net Asset Value, End of Period	$99.70	$151.47	$110.44	$101.66	$102.25
Total Return[2]	-23.09%	46.27%	14.08%	10.15%	12.12%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,894	$4,074	$3,325	$3,520	$3,420
Ratio of Total Expenses to Average Net Assets[3]	0.45%[4]	0.40%	0.41%	0.45%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.31%	0.15%	0.28%	0.33%	0.31%
Portfolio Turnover Rate	44%	45%	43%	41%	50%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, (0.01%), (0.01%), 0.03%, and 0.02%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.45%.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$141.02	$102.82	$94.64	$95.24	$94.99
Investment Operations
Net Investment Income[1]	.437	.321	.365	.409	.418
Net Realized and Unrealized Gain (Loss) on Investments	(29.417)	45.967	12.752	7.648	10.405
Total from Investment Operations	(28.980)	46.288	13.117	8.057	10.823
Distributions
Dividends from Net Investment Income	(.434)	(.275)	(.378)	(.393)	(.438)
Distributions from Realized Capital Gains	(18.816)	(7.813)	(4.559)	(8.264)	(10.135)
Total Distributions	(19.250)	(8.088)	(4.937)	(8.657)	(10.573)
Net Asset Value, End of Period	$92.79	$141.02	$102.82	$94.64	$95.24
Total Return[2]	-23.00%	46.42%	14.21%	10.27%	12.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,157	$20,594	$13,279	$12,569	$11,616
Ratio of Total Expenses to Average Net Assets[3]	0.34%[4]	0.29%	0.30%	0.34%	0.32%
Ratio of Net Investment Income to Average Net Assets	0.42%	0.25%	0.39%	0.44%	0.43%
Portfolio Turnover Rate	44%	45%	43%	41%	50%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, (0.01%), (0.01%), 0.03%, and 0.02%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.34%.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Notes to Financial Statements
Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that,

Explorer Fund
in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any

Explorer Fund
loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Explorer Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, and ArrowMark Colorado Holdings, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and ClearBridge Investments, LLC, are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fees of Stephens Investment Management Group, LLC, and ArrowMark Colorado Holdings, LLC, are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding five years.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $860,000 for the year ended October 31, 2022.
For the year ended October 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a net increase of $8,134,000 (0.04%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $710,000, representing less than 0.01% of the fund’s net assets and 0.28% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2022, these arrangements reduced the fund’s expenses by $33,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Explorer Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	18,298,575	—	—	18,298,575
Preferred Stock	1,245	—	—	1,245
Temporary Cash Investments	716,694	138,300	—	854,994
Total	19,016,514	138,300	—	19,154,814
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	6,484	—	—	6,484
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	65,350
Total Distributable Earnings (Loss)	(65,350)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition

Explorer Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	55,409
Undistributed Long-Term Gains	830,733
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,431,288
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	855,654	167,722
Long-Term Capital Gains	2,546,437	1,182,455
Total	3,402,091	1,350,177
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,723,526
Gross Unrealized Appreciation	4,335,653
Gross Unrealized Depreciation	(2,904,365)
Net Unrealized Appreciation (Depreciation)	1,431,288
G.	During the year ended October 31, 2022, the fund purchased $8,937,784,000 of investment securities and sold $8,879,454,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2022, such purchases were $15,944,000 and sales were $5,429,000, resulting in net realized loss of $5,413,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Explorer Fund
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	237,214	2,052	493,604	3,566
Issued in Lieu of Cash Distributions	526,661	4,329	244,060	1,898
Redeemed	(489,526)	(4,253)	(1,218,200)	(8,679)
Net Increase (Decrease)—Investor Shares	274,349	2,128	(480,536)	(3,215)
Admiral Shares
Issued	2,678,849	24,883	3,692,806	28,851
Issued in Lieu of Cash Distributions	2,659,574	23,515	1,024,110	8,560
Redeemed	(2,099,147)	(20,303)	(2,682,785)	(20,527)
Net Increase (Decrease)—Admiral Shares	3,239,276	28,095	2,034,131	16,884
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Oct. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2022 Market Value ($000)
Enerpac Tool Group Corp. Class A	65,557	2,165	58,231	(10,573)	1,082	—	—	—
Houghton Mifflin Harcourt Co.	90,571	682	134,702	78,350	(34,900)	—	—	—
Momentive Global Inc.	210,733	34,570	90,821	(37,436)	(74,710)	—	—	NA1
Vanguard Market Liquidity Fund	627,469	NA2	NA2	(147)	22	6,297	15	716,694
Vanguard Small-Cap ETF	315,115	242,425	289,489	(16,606)	(33,448)	3,148	—	217,998
Veracyte Inc.	NA3	44,827	4,221	(3,853)	(47,516)	—	—	79,133
Total	1,309,445	324,669	577,464	9,735	(189,470)	9,445	15	1,013,825
1	Not applicable—at October 31, 2022, the security was still held, but the issuer was no longer an affiliated company of the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Not applicable—at October 31, 2021, the issuer was not an affiliated company of the fund.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Vanguard Explorer Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Explorer Fund (referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $108,698,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $1,186,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $2,606,120,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q240 122022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2022: $42,000
Fiscal Year Ended October 31, 2021: $45,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2022: $10,494,508
Fiscal Year Ended October 31, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended October 31, 2022: $2,757,764
Fiscal Year Ended October 31, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended October 31, 2022: $5,202,689
Fiscal Year Ended October 31, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended October 31, 2022: $298,000
Fiscal Year Ended October 31, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2022: $5,500,689
Fiscal Year Ended October 31, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXplorer FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 19, 2022

VANGUARD EXPLORER FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 19, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.